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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 29, 2002




                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)




           TEXAS                        0-8493                  74-1051605
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)


          2707 NORTH LOOP WEST
             HOUSTON, TEXAS                                     77008
(Address of principal executive offices)                      (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700


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Item 5. OTHER EVENTS.


On March 29, 2002, Stewart & Stevenson Services, Inc. (the "Company") is filing the attached Exhibit 99.1 to provide additional information with respect to (i) the establishment of a separate segment for its Distributed Energy Solutions segment, and (ii) the reclassification of certain Petroleum Equipment segment activities as discontinued operations.

Item 7. EXHIBITS.


EXHIBIT 99.1      STEWART & STEVENSON SERVICES, INC. SEGMENT INFORMATION


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                  STEWART & STEVENSON SERVICES, INC.




Date:  March 29, 2002             By:  /s/ John H. Doster
                                           Name:  John H. Doster
                                           Title: Senior Vice President and
                                                  Chief Financial officer

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EXHIBIT INDEX

Stewart & Stevenson Services, Inc. Consolidated Condensed Statements of Earnings (Reclassification of discontinued operations), Segment Information and Backlog.